प्रारुप 1
पंजीकरण प्रमाण-पत्र

कॉर्पोरेट पहचान संख्या : U63040GA2010PTC006264 2009 - 2010

मैं एतदद्वारा सत्यापित करता हूँ कि मैसर्स

GOA EXCURSIONS PRIVATE LIMITED

का पंजीकरण, कम्पनी अधिनियम 1956 (1956 का 1) के अंतर्गत आज किया जाता है और यह कम्पनी प्राइवेट लिमिटेड है।

यह निगमन-पत्र आज दिनांक छह जनवरी दो हजार दस को मेरे हस्ताक्षर से गोआ में जारी किया जाता है।

Form 1
Certificate of Incorporation

Corporate Identity Number : U63040GA2010PTC006264 2009 - 2010

I hereby certify that GOA EXCURSIONS PRIVATE LIMITED is this day incorporated under the Companies Act, 1956 (No. 1 of 1956) and that the company is private limited.

Given under my hand at Goa this Sixth day of January Two Thousand Ten .

(SANJAY KUMAR GUPTA)

कम्पनी रजिस्ट्रार / Registrar of Companies

गोआ, दमन एवं दयू

Goa, Daman and Diu

कम्पनी रजिस्ट्रार के कार्यालय अभिलेख में उपलब्ध पत्राचार का पता :

Mailing Address as per record available in Registrar of Companies office:

GOA EXCURSIONS PRIVATE LIMITED